UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): June 14, 2010 (June 9, 2010)

NATIONAL FINANCIAL PARTNERS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-31781	13-4029115
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

340 Madison Avenue, 20th Floor New York, New York		10173
(Address of principal executive offices)		(Zip Code)

(212) 301-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 9, 2010, National Financial Partners Corp. (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the initial purchasers named therein (collectively, the “Initial Purchasers”), relating to the sale by the Company of $125.0 million aggregate principal amount of 4.0% convertible senior notes due 2017 (the “2010 Notes”). Pursuant to the Purchase Agreement, the Initial Purchasers also have a 30-day option to purchase up to an additional $15.0 million aggregate principal amount of 2010 Notes. The 2010 Notes have a conversion rate of 77.6714 shares of common stock per $1,000 principal amount of notes (equivalent to a conversion price of approximately $12.87 per share), subject to adjustment. The 2010 Notes were sold in a private placement solely to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

The Initial Purchasers and their affiliates provide, and may in the future provide, certain commercial banking, financial advisory, trustee and investment banking services to the Company and its affiliates, for which they receive customary fees. Goldman, Sachs & Co. and an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated are acting as the dealer managers for the Company’s recently-announced tender offer for any and all of the Company’s 0.75% convertible senior notes due 2012 and will receive customary fees and expense reimbursements in connection therewith. An affiliate of Goldman, Sachs & Co. has in the past been and may currently be a holder of the Company’s 0.75% convertible senior notes due 2012 and, accordingly, may receive proceeds from the offering of the 2010 Notes if it participates in the tender offer. Additionally, certain of the Initial Purchasers and their respective affiliates have entered into convertible note hedge transactions and warrant transactions with the Company in connection with the sale of the 2010 Notes and will receive a portion of the net proceeds from the sale of the 2010 Notes in connection therewith.

An affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated acts as administrative agent, lead arranger and book manager and is one of the participating lenders under the Company’s existing credit agreement and receives customary fees in connection with such role. An affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated has also committed to act as the administrative agent, joint lead arranger and book manager and be one of the participating lenders in connection with the Company’s proposed new credit facility and will receive customary fees in connection with such roles. Affiliates of the other Initial Purchasers will also be participating lenders under such proposed new credit facility.

On June 9, 2010, in connection with the pricing of the Notes, the Company entered into convertible note hedge transactions with counterparties that included certain of the Initial Purchasers and their respective affiliates (the “counterparties”). These transactions are expected to reduce the potential dilution upon conversion of the 2010 Notes. The Company also entered into warrant transactions with the counterparties to acquire, subject to adjustment, approximately 9.7 million shares of the Company’s common stock. The warrant transactions could have a dilutive effect on the Company’s earnings per share to the extent that the market price of its common stock during the measurement period at maturity of the warrants exceeds the strike price of the warrants.

The convertible note hedge transactions and warrant transactions are separate transactions, entered into by the Company with the counterparties, and are not part of the terms of the 2010 Notes. Holders of the 2010 Notes will not have any rights with respect to the convertible note hedge transactions and warrant transactions.

The foregoing description of the convertible note hedge transactions and warrant transactions is not complete and is qualified in its entirety by reference to the full text of the confirmations governing these transactions, which are filed as Exhibits 10.2 through 10.7 hereto and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information required by Item 3.02 contained in Item 1.01 is incorporated by reference into this Item 3.02.

Item 8.01	Other Events.

On June 9, 2010, the Company announced the pricing of its offering of the 2010 Notes. A copy of the press release announcing the pricing of the 2010 Notes is hereby incorporated by reference and attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Purchase Agreement, dated as of June 9, 2010, among National Financial Partners Corp. and Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the initial purchasers named therein

10.2	Confirmation regarding convertible bond hedge transaction, dated June 9, 2010, between National Financial Partners Corp. and Goldman, Sachs & Co.

10.3	Confirmation regarding issuer warrant transaction, dated June 9, 2010, between National Financial Partners Corp. and Goldman, Sachs & Co.

10.4	Confirmation regarding convertible bond hedge transaction, dated June 9, 2010, between National Financial Partners Corp. and Bank of America, N.A.

10.5	Confirmation regarding issuer warrant transaction, dated June 9, 2010, between National Financial Partners Corp. and Bank of America, N.A.

10.6	Confirmation regarding convertible bond hedge transaction, dated June 9, 2010, between National Financial Partners Corp. and Wells Fargo Securities, LLC, solely as agent of Wells Fargo Bank, National Association

10.7	Confirmation regarding issuer warrant transaction, dated June 9, 2010, between National Financial Partners Corp. and Wells Fargo Securities, LLC, solely as agent of Wells Fargo Bank, National Association

99.1	Press Release, dated June 9, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Financial Partners Corp. Date: June 14, 2010

By:	/s/ Donna J. Blank

Name:	Donna J. Blank
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Purchase Agreement, dated as of June 9, 2010, among National Financial Partners Corp. and Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the initial purchasers named therein

10.2	Confirmation regarding convertible bond hedge transaction, dated June 9, 2010, between National Financial Partners Corp. and Goldman, Sachs & Co.

10.3	Confirmation regarding issuer warrant transaction, dated June 9, 2010, between National Financial Partners Corp. and Goldman, Sachs & Co.

10.4	Confirmation regarding convertible bond hedge transaction, dated June 9, 2010, between National Financial Partners Corp. and Bank of America, N.A.

10.5	Confirmation regarding issuer warrant transaction, dated June 9, 2010, between National Financial Partners Corp. and Bank of America, N.A.

10.6	Confirmation regarding convertible bond hedge transaction, dated June 9, 2010, between National Financial Partners Corp. and Wells Fargo Securities, LLC, solely as agent of Wells Fargo Bank, National Association

10.7	Confirmation regarding issuer warrant transaction, dated June 9, 2010, between National Financial Partners Corp. and Wells Fargo Securities, LLC, solely as agent of Wells Fargo Bank, National Association

99.1	Press Release, dated June 9, 2010